UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Applied Optoelectronics, Inc. (the “Company”) held its 2015 annual meeting of stockholders on May 29, 2015. Holders of an aggregate of 14,910,240 shares of the Company’s common stock at the close of business on April 6, 2015 were entitled to vote at the meeting, of which 12,140,822, or 81.42%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1: Election of Class II Directors

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes

William Yeh	6,166,445	0	11,621	5,962,756

Alex Ignatiev	5,735,963	0	442,103	5,962,756

Proposal 2: Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015

Votes For	Votes Against	Votes Abstaining
12,132,006	594	8,222

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By:	/s/ DAVID C. KUO
DAVID C. KUO General Counsel and Vice President

Date: June 1, 2015